UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22917

Absolute Shares Trust
(Exact name of registrant as specified in charter)

Millington Securities, LLC
331 Newman Springs Rd Suite 143
Red Bank, New Jersey 07701
(Address of principal executive offices) (Zip code)

Don Schreiber, Jr.
Millington Securities, LLC
331 Newman Springs Rd Suite 143
Red Bank, New Jersey 07701
(Name and address of agent for service)

(732) 842-4920
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

June 30, 2023

WBI BullBear Value 3000 ETF | WBIF
WBI BullBear Yield 3000 ETF | WBIG
WBI BullBear Quality 3000 ETF | WBIL
WBI Power Factor® High Dividend ETF | WBIY

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, reports will be made available on www.wbietfs.com  and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Absolute Shares Trust Table of Contents

Management’s Discussion of Fund Performance	1
Performance Summaries	7
Portfolio Allocations	11
Schedules of Investments	12
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Approval of Advisory Agreements and Board Considerations	33
Expense Examples	35
Federal Tax Information	36
Information About the Portfolio Holdings	37
Information About Proxy Voting	37
Information About the Funds’ Trustees	37
Frequency Distributions of Premiums and Discounts	37

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Absolute Shares Trust
Management’s Discussion of Fund Performance
June 30, 2023 (Unaudited)

Dear Shareholder:

Thank you for reviewing this annual report for the period ended June 30, 2023. Annual reports help convey important information about fund returns, including market factors that affected the Funds’ performance during the reporting period. If you have any questions, we encourage you to contact your financial advisor or WBI directly. You will find additional information, including our daily portfolio holdings, on the WBI ETFs website located at: www.wbietfs.com.

In our experience, the conditions that affect investments are consistently subject to the possibility of uncertainty and change. We believe that the appropriate approach to investing in a volatile world is one that is responsive to continually changing conditions and opportunities. We think that the process should be focused on managing risk as well as on pursuing return. It should be disciplined and have a track record that spans both good times and bad. In short, our opinion is that it should be just like the process we have used for our investment management clients for over 30 years and continue to use to manage the WBI ETFs today. We believe that the consistent application of this disciplined approach will continue to be extremely valuable and attractive to both current and prospective shareholders.

Here at WBI, we believe preserving capital to unleash the powerful benefits of compounding is the most important element of a successful investment approach. We build outcome-oriented solutions for our clients. We don’t focus on beating the markets every minute of every day, but instead aim to grow capital consistently over time. Our strategies are designed to manage risk to capital, unleash the benefits of compounding, and grow capital efficiently through both good and bad market cycles.

We appreciate your continued faith in our approach and wish you and your families both health and peace as we all navigate through these extraordinary times.

Sincerely,

Steven Van Solkema, CFA	Don Schreiber, Jr.
Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Founder & Co-CEO

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued)
June 30, 2023 (Unaudited)

Market Review

The third quarter of 2022 started with renewed investor optimism but ended with a crushing reminder that the worst might still be yet to come. The bear market rally that started in mid-June continued through July and into August. However, further signs of sky-high inflation, necessary interest rate hikes, and increasing probability of a “hard landing” recession smashed all hope. Between mid-August and the end of September, the S&P 500 Index dropped almost 17% and closed out the quarter at a new bear market low.

After temporarily dropping even lower in October, the fourth quarter proceeded to catch a bounce. Potentially oversold markets and seller exhaustion brought on yet another bear market rally that started in mid-October and continued until the end of November. Eventually, we closed the books on 2022 which was the worst calendar year for financial markets since the “Great Recession”. The S&P 500, Dow Jones Industrial Average, and Nasdaq Composite all posted their biggest annual losses since 2008. This also ended a three-year winning streak for the major indices. Rapidly increasing interest rates, the highest inflation since 1981, and fears of an economic recession became some of the primary causes of market pain in 2022.

Then, the first half of 2023 provided a new wild and crazy ride. Even with a Federal Reserve that was firmly committed to its inflation fight, the collapse of several banks which temporarily sparked fears of another 2008-style financial crisis, and significant concerns about the credit markets, performance during the first half of the year proved extremely resilient. The S&P 500 had its best first half since 2019 and the tech heavy Nasdaq Composite had its best first half of the year since 1983.

However, this was not a broad-based market rally. The vast majority of market gains in the first half were due to the performance of just a handful of mega-cap growth technology stocks now nicknamed by some as the “Magnificent Seven”. Apple, Microsoft, Nvidia, Amazon, Meta, Tesla and Alphabet (the parent of Google) form this group of seven stocks and as excitement grew surrounding the prospects for artificial intelligence and other technological advances, these stocks produced very impressive returns during the first two quarters. The impact of their returns was significantly amplified in the market capitalization weighted indices like the S&P 500 and the NASDAQ Composite.

For example, due to their enormous market capitalization (which is the total value of a company’s outstanding stock), the Magnificent Seven stocks made up approximately 22% of the weight of the S&P 500 Index during the first half of the year. The result was that out of 500 stocks, the significant returns for just those seven stocks alone contributed about 11.8% of the index’s 16.88% year-to-date return (or approximately 70% of the index return). In short, the first quarter was anything but a broad-based market rally.

Many investors are looking at the bullish market returns from the first half of the year, noting that there are some signs of disinflation combined with a slightly brighter economic outlook, and presuming that the Fed has successfully orchestrated a soft landing. However, we must remember that monetary policy acts with a lag, and this has been an extremely rapid cycle, so we may not have seen the full economic impact of tightening monetary conditions quite yet. This is especially true as many companies and households refinanced at record-low rates during the pandemic period between 2020 and 2021.

Things may feel good for the moment, but there could still be some significant pain ahead of us. Corporate profits have declined for several quarters in a row. Cracks in the commercial real estate market may become craters which could materially impact the balance sheet quality of regional banks that carry the loans. Floating rate senior loans which are often used by companies with lower credit ratings are seeing an increase in default rates. All of these elements have already started to create tighter lending conditions which could lead to further defaults and an inability for companies and individuals to obtain credit as cheaply as they did over the past decade.

Finally, the current yield curve inversions, which occur when long-dated rates fall below short-dated rates, are some of the widest that we’ve seen in decades. Historically, yield curve inversions have often been a good predictor for an economic recession. However, typically a recession does not occur until the yield curve inversion ends and short-dated rates fall back below long-dated rates, so once again, it is still possible that there could be more volatility and economic distress on the horizon.

Investment Strategies

WBI’s general investment philosophy is based on our belief that protecting capital is essential to providing long-term portfolio growth or a consistent stream of income. We believe it is important to offer a variety of alternatives that investors can choose from as they address changing circumstances. The ability to adapt and evolve as risks and opportunities appear is the key to pursuing a stable outcome in an uncertain world. The goal of the WBI ETFs (or the “Funds”) is to provide consistent, attractive returns with less volatility and risk to capital than traditional approaches.

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued)
June 30, 2023 (Unaudited)

WBI ETFs include actively managed and passive smart-beta portfolio strategies. Actively managed strategies (the “Active Funds”) include multifactor security selection models paired with our advanced dynamic trailing stop loss process to protect capital. Actively managed strategies rely on a blend of quantitative models and tactical equity and fixed income allocation decisions. The passively managed smart-beta strategy (the “Passive Index Fund”) is designed to provide an investment alternative for clients seeking returns based on multifactor security selection models in a portfolio that is generally fully invested and rebalances quarterly.

With the exception of the Passive Index Fund, known as the WBI Power Factor® High Dividend ETF, the strategies used in the management of the Funds do not attempt to replicate or track the performance of any index and differ significantly from the methods used to construct and maintain the indices that serve as their respective benchmarks. The Active Funds typically use proprietary processes to screen, rank, and purchase securities with particular attributes, and sell securities when certain thresholds are reached. In contrast, benchmark indices are unmanaged, and consist of a passive representation of all securities that meet the definition of the index constituents. In addition, each Active Fund uses strategies intended to mitigate volatility and protect capital, and as a result these Funds will often have a significant allocation to cash equivalents. Therefore, while each Active Fund’s performance includes the effect of an investment in cash equivalents from the proceeds of sales when certain thresholds are met, benchmark indices do not include a dynamic allocation to cash and cash equivalents.

A distinguishing characteristic of cash equivalents is that their prices are extremely stable and not subject to the levels of price volatility generally exhibited by other investments. Therefore, in periods during which the prices of the securities represented in benchmark indices are falling, an allocation to cash equivalents may contribute to Fund performance that is superior to that of their benchmarks. In periods during which the prices of the securities represented in benchmark indices are rising, an allocation to cash equivalents in a Fund may cause its performance to trail that of its benchmark.

The WBI Power Factor® High Dividend ETF is intended to track its underlying index, the Solactive Power Factor™ High Dividend GTR Index, and can reasonably be compared to the index in evaluating its performance.

Investment Results: WBI Bull|Bear Value 3000 ETF (WBIF)

For the fiscal year ending June 30, 2023, the WBI Bull|Bear Value 3000 ETF (WBIF) returned -0.79% on a Net Asset Value (“NAV”) basis, and -0.54% based on market value, versus the 11.22% return of the Russell 3000 Value Total Return Index, the Fund’s benchmark.

Highlights:

•	Actively managed fund utilizing proprietary multifactor security selection models.

•	Seeks to manage risk to capital and provide attractive returns for long-term capital growth.

•	Proprietary dynamic trailing stop loss process is used to help identify sale candidates and manage downside risk.

•	Cash allocation is used as the primary risk mitigation tool, and the strategy can raise up to 100% cash.

•
As of June 30, 2023, the Fund held 28 securities in addition to a position in a money market fund which served as a cash equivalent. Ford Motor Company, Meta Platforms, Amazon.com, Paccar, and Penske Automotive Group were some of the largest positions in the Fund on this date.

•	Examples of securities that made positive contributions to the Fund’s performance during the fiscal period include CSX, NVIDIA, Lennar, Broadcom, and Ford Motor Company.

•	Examples of securities that detracted from the Fund’s performance during the fiscal period include Baker Hughes, Coterra Energy, Accenture, UnitedHealth Group, and International Business Machines.

•	Asset allocation and security selection decisions in Consumer Discretionary, Information Technology, and Industrial sectors positively affected Fund performance versus its benchmark during the period.

•	Asset allocation and security selection decisions in Energy, Financials, and Health Care sectors negatively affected Fund performance versus its benchmark during the period.

•
In general, the combination of temporary cash allocations during periods of higher market volatility and a value-based diversified equity portfolio that tactically focused on technology company exposure attempted to help the Fund capture equity market upside, while simultaneously attempting to protect investors from excessive downside risk during market declines.

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued)
June 30, 2023 (Unaudited)

Investment Results: WBI Bull|Bear Yield 3000 ETF (WBIG)

For the fiscal year ending June 30, 2023, the WBI Bull|Bear Yield 3000 ETF (WBIG) returned -8.49% on a Net Asset Value (“NAV”) basis, and -8.41% based on market value, versus the 11.22% return of the Russell 3000 Value Total Return Index, the Fund’s benchmark.

Highlights:

•	Actively managed fund utilizing proprietary multifactor security selection models.

•	Seeks to manage risk to capital and provide attractive returns for long-term capital growth.

•	Proprietary dynamic trailing stop loss process is used to help identify sale candidates and manage downside risk.

•	Cash allocation is used as the primary risk mitigation tool, and the strategy can raise up to 100% cash.

•
As of June 30, 2023, the Fund held 27 securities in addition to a position in a money market fund which served as a cash equivalent. Ford Motor Company, Apple, Microsoft, Meta Platforms, and Altria Group were some of the largest positions in the Fund on this date.

•	Examples of securities that made positive contributions to the Fund’s performance during the fiscal period include H&R Block, Tesla, Exxon Mobil, Ford Motor Company, and NVIDIA.

•	Examples of securities that detracted from the Fund’s performance during the fiscal period include Baker Hughes, Fifth Third Bancorp, Diamondback Energy, Prudential Financial, and Accenture.

•	Asset allocation and security selection decisions in Consumer Discretionary, Communication Services, and Utilities sectors positively affected Fund performance versus its benchmark during the period.

•	Asset allocation and security selection decisions in Energy, Financials, and Health Care sectors negatively affected Fund performance versus its benchmark during the period.

•
In general, the combination of temporary cash allocations during periods of higher market volatility and a yield-based diversified equity portfolio that tactically focused on technology company exposure attempted to help the Fund capture equity market upside, while simultaneously attempting to protect investors from excessive downside risk during market declines.

Investment Results: WBI Bull|Bear Quality 3000 ETF (WBIL)

For the fiscal year ending June 30, 2023, the WBI Bull|Bear Quality 3000 ETF (WBIL) returned 2.79% on a Net Asset Value (“NAV”) basis, and 2.95% based on market value, versus the 18.95% return of the Russell 3000 Total Return Index, the Fund’s benchmark.

Highlights:

•	Actively managed fund utilizing proprietary multifactor security selection models.

•	Seeks to manage risk to capital and provide attractive returns for long-term capital growth.

•	Proprietary dynamic trailing stop loss process is used to help identify sale candidates and manage downside risk.

•	Cash allocation is used as the primary risk mitigation tool, and the strategy can raise up to 100% cash.

•
As of June 30, 2023, the Fund held 26 securities in addition to a position in a money market fund which served as a cash equivalent. Apple, Verisk Analytics, Booking Holdings, TJX Companies, and Amazon.com were some of the largest positions in the Fund on this date.

•	Examples of securities that made positive contributions to the Fund’s performance during the fiscal period include Broadcom, CSX, Meta Platforms, NVIDIA, and Manhattan Associates.

•	Examples of securities that detracted from the Fund’s performance during the fiscal period include Pioneer Natural Resources, LPL Financial, UnitedHealth Group, Advanced Micro Devices, and Amgen.

•	Asset allocation and security selection decisions in Financials, Communication Services, and Real Estate sectors positively affected Fund performance versus its benchmark during the period.

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued)
June 30, 2023 (Unaudited)

•	Asset allocation and security selection decisions in Information Technology, Health Care, and Energy sectors negatively affected Fund performance versus its benchmark during the period.

•
In general, the combination of temporary cash allocations during periods of higher market volatility and a quality-based diversified equity portfolio that tactically focused on technology company exposure helped the Fund capture equity market upside, while attempting to protect investors from excessive downside risk during market declines.

Investment Results: WBI Power Factor® High Dividend ETF (WBIY)

For the fiscal year ending June 30, 2023, the WBI Power Factor® High Dividend ETF (WBIY) returned 5.63% on a Net Asset Value (“NAV”) basis, and 5.91% based on market value, versus the 11.22% return of the Russell 3000 Value Total Return Index, the Fund’s benchmark, and versus the 7.41% return of the Solactive Power Factor™ High Dividend GTR Index, the Fund’s underlying index.

•	Passively managed equity fund intended to track the Solactive Power Factor™ High Dividend Index.

•	The underlying index utilizes a multifactor security selection model that attempts to identify companies with high quality fundamentals that also generate high dividend income.

•	The composition of the underlying index is adjusted quarterly and screened monthly for dividend cuts or an overall negative outlook concerning a constituent’s dividend policy.

•	Trading activity in the Fund results primarily from changes to the holdings of this underlying index.

•
As of June 30, 2023, the Fund held 50 securities in addition to a position in a money market fund which served as a cash equivalent. Synovus Financial, Verizon Communications, Altria Group, NRG Energy, and Viatris were some of the largest positions in the Fund on this date.

•	Examples of securities that made positive contributions to the Fund’s performance during the fiscal period include Devon Energy, Best Buy, Phillips 66, ONEOK, and Intel.

•	Examples of securities that detracted from the Fund’s performance during the fiscal period include Lumen Technologies, PacWest Bancorp, Verizon Communications, International Paper, and KeyCorp.

•	Asset allocation and security selection in Energy, Health Care, and Consumer Discretionary sectors positively affected Fund performance versus its benchmark during the period.

•	Asset allocation and security selection in Communication Services, Industrials, and Financials sectors negatively affected Fund performance versus its benchmark during the period.

•
In general, the underlying index, and therefore the Fund, were exposed to a diversified equity portfolio that contained a significant amount of small and mid-capitalization company exposure throughout the fiscal period. The Fund also maintained a large allocation to value based companies which exhibit quality fundamentals but appear to be undervalued. This helped the Fund capture equity market upside and generate income during the fiscal period.

Past performance is not a guarantee of future results.

Opinions expressed are those of WBI Investments, LLC (“WBI”), the Funds’ investment sub-adviser, are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice or a solicitation to purchase or sell securities referenced in the Investment Commentary.

Exchange traded fund investing involves risk. Principal loss is possible. The Funds invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. The Funds invest in emerging market and foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks can be greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments by the Funds in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in mortgage-backed securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Because the Funds invest in other exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact

Absolute Shares Trust
Management’s Discussion of Fund Performance (continued)
June 30, 2023 (Unaudited)

a Fund’s ability to sell its shares. The Funds may invest in exchange-traded notes (“ETN”), which are subject to the credit risk of the issuer. Additional risks include volatility, lack of liquidity, and sensitivity to currencies, commodities markets, and interest rate changes. The Funds may invest in Real Estate Investment Trusts (“REIT”). Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Funds may invest in master limited partnerships (“MLP”), which are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The Funds may also use options and future contracts, which have the risk of unlimited losses of the underlying holdings due to unanticipated market movements, and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. Diversification does not assure a profit or protect against a loss in a declining market.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. References to other funds should not be interpreted as an offer of these securities. For a complete list of each Fund’s holdings, please refer to the Schedule of Investments in this report.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

This report must be preceded or accompanied by a prospectus.

WBI Exchange Traded Funds are distributed by Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (dba ACA Group).

Benchmark Definitions

Unless otherwise indicated, the source for index price and performance data used in the discussion of market conditions and market commentary is Bloomberg.

The Russell 3000 Total Return Index is a float-adjusted market-cap weighted index that includes 3,000 stocks and covers 98% of the U.S. equity investable universe.

The Russell 3000 Value Total Return Index uses the value characteristic book-to-price ratio to create a style index based upon the Russell 3000 that contains companies with lower predicted and historical growth rates.

The Solactive Power Factor™ High Dividend GTR Index is constructed by scoring each ordinary dividend paying, common stock constituent from the 3,000 largest U.S. companies both directly and relative to industry peers using the three Power Factors and ranking those securities in descending order according to their dividend indicated yield. The 50 companies with the largest dividend indicated yield are subsequently chosen as Index components.

Other Index Definitions

The Dow Jones Industrial Average (DJIA or “The Dow”) is a price-weighted average of 30 of the largest blue-chip issues traded on the New York Stock Exchange.

The S&P 500 Index is a float-market-cap-weighted average of 500 large-cap U.S. companies in all major sectors.

The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

The Russell 1000 Index is a float-adjusted market-cap weighted index that includes the largest 1,000 stocks by market-cap of the Russell 3000 Index.

The Russell 2000 Index is a float-adjusted market-cap weighted index that includes the smallest 2,000 stocks by market-cap of the Russell 3000 Index.

The Russell 1000 Value Index uses the value characteristic book-to-price ratio to create a style index based upon the Russell 1000 that contains companies with lower predicted and historical growth rates.

The Russell 2000 Value Index uses the value characteristic book-to-price ratio to create a style index based upon the Russell 2000 that contains companies with lower predicted and historical growth rates.

The Bloomberg US Aggregate Bond Total Return Index is calculated based on the U.S. dollar denominated, investment grade fixed-rate taxable bond market including treasury, government-related, corporate, MBS, ABS and CMBS debt, and includes the performance effect of income earned by securities in the index.

Absolute Shares Trust
WBI BullBear Value 3000 ETF
Performance Summary (Unaudited)

			Since
Average Annual Returns			Inception
Period Ending June 30, 2023	1 Year	5 Years	(8/25/14)
WBI BullBear Value 3000 ETF—NAV	(0.79)%	1.63%	2.65%
WBI BullBear Value 3000 ETF—Market	(0.54)%	1.67%	2.65%
Russell 3000 Value Total Return	11.22%	7.79%	7.58%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus dated 10/31/2022, the Fund’s annual operating expense (gross) is 1.52%. Per the Prospectus dated 10/31/2022, the Fund’s annual operating expense (net) is 1.39%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2023. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI BullBear Yield 3000 ETF
Performance Summary (Unaudited)

			Since
Average Annual Returns			Inception
Period Ending June 30, 2023	1 Year	5 Years	(8/25/14)
WBI BullBear Yield 3000 ETF—NAV	(8.49)%	(0.36)%	0.66%
WBI BullBear Yield 3000 ETF—Market	(8.41)%	(0.33)%	0.66%
Russell 3000 Value Total Return	11.22%	7.79%	7.58%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus dated 10/31/2022, the Fund’s annual operating expense (gross) is 1.51%. Per the Prospectus dated 10/31/2022, the Fund’s annual operating expense (net) is 1.33%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2023. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI BullBear Quality 3000 ETF
Performance Summary (Unaudited)

			Since
Average Annual Returns			Inception
Period Ending June 30, 2023	1 Year	5 Years	(8/25/14)
WBI BullBear Quality 3000 ETF—NAV	2.79%	3.23%	2.56%
WBI BullBear Quality 3000 ETF—Market	2.95%	3.21%	2.56%
Russell 3000 Total Return	18.95%	11.39%	10.98%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 25, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus dated 10/31/2022, the Fund’s annual operating expense (gross) is 1.45%. Per the Prospectus dated 10/31/2022, the Fund’s annual operating expense (net) is 1.25%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 1.25% of average net assets until at least October 31, 2023. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
WBI Power Factor® High Dividend ETF
Performance Summary (Unaudited)

			Since
Average Annual Returns			Inception
Period Ending June 30, 2023	1 Year	5 Years	(12/19/16)
WBI Power Factor® High Dividend ETF—NAV	5.63%	4.50%	5.88%
WBI Power Factor® High Dividend ETF—Market	5.91%	4.53%	5.90%
Russell 3000 Value Total Return	11.22%	7.79%	7.62%
Solactive Power Factor® High Dividend GTR Index	7.41%	5.39%	7.08%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 19, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance, please visit www.wbietfs.com.

Per the Prospectus dated 10/31/2022, the Fund’s annual operating expense (gross) is 0.94%. Per the Prospectus dated 10/31/2022, the Fund’s annual operating expense (net) is 0.70%. The Fund’s Sub-Advisor has contractually agreed to waive the fees and reimburse expenses of the Fund such that total annual operating expenses are limited to 0.70% of average net assets until at least October 31, 2023. (Actual expenses can be referenced in the Financial Highlights section later in this report.)

Absolute Shares Trust
Portfolio Allocations

As of June 30, 2023 (Unaudited)

WBI BullBear Value 3000 ETF
Percentage of
Industry Group	Net Assets
Capital Goods	16.6%
Consumer Discretionary
Distribution & Retail	13.2%
Media & Entertainment	8.9%
Semiconductors &
Semiconductor Equipment	8.6%
Health Care Equipment & Services	8.2%
Transportation	7.9%
Consumer Durables & Apparel	6.0%
Automobiles & Components	5.4%
Materials	4.4%
Technology Hardware
& Equipment	4.3%
Software & Services	4.2%
Utilities	3.9%
Financial Services	3.8%
Insurance	2.4%
Commercial & Professional Services	1.4%
Short-Term Investments
and Other Assets and Liabilities	0.8%
TOTAL	100.0%

WBI BullBear Yield 3000 ETF
Percentage of
Industry Group	Net Assets
Media & Entertainment	16.2%
Consumer Discretionary
Distribution & Retail	11.6%
Software & Services	9.7%
Technology Hardware
& Equipment	8.6%
Food, Beverage & Tobacco	8.5%
Semiconductors &
Semiconductor Equipment	8.3%
Insurance	7.8%
Capital Goods	6.2%
Automobiles & Components	4.8%
Consumer Staples Distribution	4.3%
Health Care Equipment & Services	4.1%
Materials	4.0%
Household & Personal Products	3.5%
Financial Services	1.8%
Short-Term Investments
and Other Assets and Liabilities	0.6%
TOTAL	100.0%

WBI BullBear Quality 3000 ETF
Percentage of
Industry Group	Net Assets
Capital Goods	13.9%
Consumer Discretionary
Distribution & Retail	12.0%
Media & Entertainment	11.5%
Semiconductors &
Semiconductor Equipment	9.2%
Commercial &
Professional Services	8.8%
Software & Services	8.8%
Technology Hardware
& Equipment	8.8%
Financial Services	8.2%
Consumer Services	4.7%
Consumer Staples Distribution	4.0%
Insurance	4.0%
Food, Beverage & Tobacco	3.7%
Transportation	1.7%
Short-Term Investments
and Other Assets and Liabilities	0.7%
TOTAL	100.0%

WBI Power Factor® High Dividend ETF
Percentage of
Industry Group	Net Assets
Banks	22.8%
Materials	13.2%
Energy	11.5%
Food, Beverage & Tobacco	10.3%
Consumer Discretionary
Distribution & Retail	9.3%
Telecommunication Services	6.6%
Utilities	6.2%
Financial Services	5.7%
Pharmaceuticals, Biotechnology
& Life Sciences	4.8%
Capital Goods	4.5%
Consumer Durables & Apparel	1.8%
Media & Entertainment	1.1%
Insurance	0.7%
Commercial &
Professional Services	0.4%
Short-Term Investments
and Other Assets and Liabilities	1.1%
TOTAL	100.0%

Absolute Shares Trust
WBI BullBear Value 3000 ETF
Schedule of Investments
June 30, 2023

Shares/ Amount	Security Description	Value
COMMON STOCKS — 99.2%

Automobiles & Components — 5.4%
157,510	Ford Motor Co.	$2,383,126

Capital Goods — 16.6%
29,528	Fastenal Co. +	1,741,857
24,311	PACCAR, Inc. +	2,033,615
4,648	Parker-Hannifin Corp. +	1,812,906
2,297	W.W. Grainger, Inc.	1,811,391
		7,399,769
Commercial & Professional Services — 1.4%
5,575	Paychex, Inc. +	623,675

Consumer Discretionary Distribution & Retail — 13.2%
16,343	Amazon.com, Inc. (a)	2,130,475
7,853	Lowe’s Co., Inc.	1,772,422
11,773	Penske Automotive Group, Inc. +	1,961,735
		5,864,632
Consumer Durables & Apparel — 6.0%
10,001	PulteGroup, Inc.	776,878
22,111	PVH Corp.	1,878,771
		2,655,649
Financial Services — 3.8%
7,160	Visa, Inc. — Class A +	1,700,357

Health Care Equipment & Services — 8.2%
6,204	AmerisourceBergen Corp.	1,193,836
2,314	HCA Healthcare, Inc.	702,253
4,141	McKesson Corp. +	1,769,490
		3,665,579
Insurance — 2.4%
3,070	Aon PLC — Class A — ADR (b)	1,059,764

Materials — 4.4%
10,476	Eagle Materials, Inc.	1,952,936

Media & Entertainment — 8.9%
14,883	Alphabet, Inc. — Class A (a)	1,781,495
7,543	Meta Platforms, Inc. — Class A (a)	2,164,690
		3,946,185
Semiconductors & Semiconductor Equipment — 8.6%
989	Broadcom, Inc.	857,888
1,994	KLA Corp.	967,130
1,607	Monolithic Power Systems, Inc. +	868,150
2,656	NVIDIA Corp.	1,123,541
		3,816,709
Software & Services — 4.2%
5,458	Microsoft Corp.	1,858,667

Technology Hardware & Equipment — 4.3%
9,731	Apple, Inc.	1,887,522

Transportation — 7.9%
54,837	CSX Corp.	1,869,942
8,096	Union Pacific Corp.	1,656,603
		3,526,545
Utilities — 3.9%
21,377	Ameren Corp.	1,745,860
TOTAL COMMON STOCKS
(Cost $40,513,522)		44,086,975

SHORT TERM INVESTMENT — 1.0%
433,474	U.S. Bank Money Market
	Deposit Account, 3.21%	433,474
TOTAL SHORT TERM INVESTMENT
(Cost $433,474)		433,474

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING — 19.6%
8,730,499	Mount Vernon Liquid Assets
	Portfolio, LLC, 5.28% (c)(d)	8,730,499
TOTAL INVESTMENT PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $8,730,499)		8,730,499
TOTAL INVESTMENTS — 119.8%
(Cost $49,677,495)		53,250,948
Liabilities in Excess of Other Assets — (19.8)%		(8,796,998)
NET ASSETS — 100.0%		$44,453,950
_________
ADR	American Depositary Receipt
PLC	Public Limited Company
+	All or portion of this security is on loan as of June 30, 2023. Total value of securities on loan is $8,637,446.
(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration is as follows: Ireland: 2.38%.
(c)	The rate quoted is the annualized seven-day yield as of June 30, 2023.
(d)	Privately offered liquidity fund.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI BullBear Yield 3000 ETF
Schedule of Investments
June 30, 2023

Shares	Security Description	Value
COMMON STOCKS — 99.4%

Automobiles & Components — 4.8%
184,055	Ford Motor Co.	$2,784,752

Capital Goods — 6.2%
23,720	MSC Industrial Direct Co.,
	Inc. — Class A	2,260,042
3,331	Parker-Hannifin Corp. +	1,299,223
		3,559,265
Consumer Discretionary Distribution & Retail — 11.6%
20,027	Amazon.com, Inc. (a)	2,610,720
7,418	The Home Depot, Inc.	2,304,327
29,970	LKQ Corp.	1,746,352
		6,661,399
Consumer Staples Distribution — 4.3%
15,590	Walmart, Inc.	2,450,436

Financial Services — 1.8%
3,089	Ameriprise Financial, Inc.	1,026,042

Food, Beverage & Tobacco — 8.5%
58,040	Altria Group, Inc.	2,629,212
34,271	Molson Coors Beverage Co. — Class B +	2,256,403
		4,885,615
Health Care Equipment & Services — 4.1%
25,244	Cardinal Health, Inc.	2,387,325

Household & Personal Products — 3.5%
14,679	Kimberly-Clark Corp.	2,026,583

Insurance — 7.8%
30,012	The Hartford Financial
	Services Group, Inc.	2,161,464
49,342	Unum Group	2,353,614
		4,515,078
Materials — 4.0%
48,578	Silgan Holdings, Inc. +	2,277,822

Media & Entertainment — 16.2%
19,783	Alphabet, Inc. — Class A (a)	2,368,025
47,204	Comcast Corp. — Class A	1,961,326
9,216	Meta Platforms, Inc. — Class A (a)	2,644,808
25,227	Omnicom Group, Inc. +	2,400,349
		9,374,508
Semiconductors & Semiconductor Equipment — 8.3%
1,966	Broadcom, Inc.	1,705,368
3,082	Lam Research Corp.	1,981,295
2,629	NVIDIA Corp.	1,112,120
		4,798,783
Software & Services — 9.7%
28,311	Gen Digital, Inc.	525,169
17,965	International Business Machines Corp.	2,403,896
7,833	Microsoft Corp.	2,667,450
		5,596,515
Technology Hardware & Equipment — 8.6%
13,915	Apple, Inc.	2,699,092
43,639	Cisco Systems, Inc.	2,257,882
		4,956,974
TOTAL COMMON STOCKS
(Cost $53,605,423)		57,301,097

SHORT TERM INVESTMENT — 0.6%
346,148	U.S. Bank Money Market
	Deposit Account, 3.21%	346,148
TOTAL SHORT TERM INVESTMENT
(Cost $346,148)		346,148

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING — 9.9%
5,702,599	Mount Vernon Liquid Assets
	Portfolio, LLC, 5.28% (b)(c)	5,702,599
TOTAL INVESTMENT PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $5,702,599)		5,702,599
TOTAL INVESTMENTS — 109.9%
(Cost $59,654,170)		63,349,844
Liabilities in Excess of Other Assets — (9.9)%		(5,696,724)
NET ASSETS — 100.0%		$57,653,120
_________
+	All or portion of this security is on loan as of June 30, 2023. Total value of securities on loan is $5,587,428.
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of June 30, 2023.
(c)	Privately offered liquidity fund.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI BullBear Quality 3000 ETF
Schedule of Investments
June 30, 2023

Shares	Security Description	Value
COMMON STOCKS — 99.3%

Capital Goods — 13.9%
5,815	Caterpillar, Inc.	$1,430,781
31,055	Fastenal Co. +	1,831,935
3,938	Illinois Tool Works, Inc.	985,130
5,943	Rockwell Automation, Inc. +	1,957,921
		6,205,767
Commercial & Professional Services — 8.8%
3,672	Cintas Corp. +	1,825,278
9,198	Verisk Analytics, Inc.	2,079,024
		3,904,302
Consumer Discretionary Distribution & Retail — 12.0%
15,153	Amazon.com, Inc. (a)	1,975,345
12,273	Ross Stores, Inc. +	1,376,171
23,359	The TJX Companies, Inc.	1,980,610
		5,332,126
Consumer Services — 4.7%
784	Booking Holdings, Inc. (a)	2,117,059

Consumer Staples Distribution — 4.0%
3,346	Costco Wholesale Corp.	1,801,419

Financial Services — 8.2%
4,626	Mastercard, Inc. — Class A	1,819,406
7,647	Visa, Inc. — Class A +	1,816,010
		3,635,416
Food, Beverage & Tobacco — 3.7%
6,653	The Hershey Co.	1,661,254

Insurance — 4.0%
8,176	Arthur J. Gallagher & Co. +	1,795,204

Media & Entertainment — 11.5%
14,742	Alphabet, Inc. — Class A (a)	1,764,617
37,312	Comcast Corp. — Class A	1,550,314
14,050	Electronic Arts, Inc.	1,822,285
		5,137,216
Semiconductors & Semiconductor Equipment — 9.2%
11,455	Applied Materials, Inc. +	1,655,706
2,492	Lam Research Corp.	1,602,007
2,022	NVIDIA Corp.	855,346
		4,113,059
Software & Services — 8.8%
3,995	Adobe, Inc. (a)	1,953,515
5,719	Microsoft Corp.	1,947,548
		3,901,063
Technology Hardware & Equipment — 8.8%
10,911	Apple, Inc.	2,116,407
10,665	Keysight Technologies, Inc. (a)	1,785,854
		3,902,261
Transportation — 1.7%
22,673	CSX Corp.	773,149
TOTAL COMMON STOCKS
(Cost $41,742,036)		44,279,295

SHORT TERM INVESTMENT — 6.5%
2,893,389	U.S. Bank Money Market
	Deposit Account, 3.21%	2,893,389
TOTAL SHORT TERM INVESTMENT
(Cost $2,893,389)		2,893,389

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING — 15.9%
7,083,948	Mount Vernon Liquid Assets
	Portfolio, LLC, 5.28% (b)(c)	7,083,948
TOTAL INVESTMENT PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $7,083,948)		7,083,948
TOTAL INVESTMENTS — 121.7%
(Cost $51,719,373)		54,256,632
Liabilities in Excess of Other Assets — (21.7)%		(9,673,736)
NET ASSETS — 100.0%		$44,582,896
_________
+	All or portion of this security is on loan as of June 30, 2023. Total value of securities on loan is $7,028,966.
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of June 30, 2023.
(c)	Privately offered liquidity fund.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Power Factor® High Dividend ETF
Schedule of Investments
June 30, 2023

Shares	Security Description	Value
COMMON STOCKS — 98.9%

Banks — 22.8%
15,562	BankUnited, Inc. +	$335,361
32,307	Brookline Bancorp, Inc.	282,363
6,965	Citigroup, Inc.	320,669
16,356	Citizens Financial Group, Inc. +	426,564
21,077	Columbia Banking System, Inc.	427,442
11,887	Comerica, Inc.	503,533
13,070	Eagle Bancorp, Inc.	276,561
28,984	Fifth Third Bancorp +	759,671
34,277	Hope Bancorp, Inc.	288,612
38,724	Huntington Bancshares, Inc. +	417,445
163,280	KeyCorp. +	1,508,707
124,665	New York Community Bancorp, Inc. +	1,401,235
14,620	Pacific Premier Bancorp, Inc. +	302,342
18,203	Provident Financial Services, Inc. +	297,437
13,829	Sandy Spring Bancorp, Inc. +	313,642
143,613	Synovus Financial Corp. +	4,344,293
15,511	Truist Financial Corp.	470,759
13,909	US Bancorp +	459,553
46,012	Valley National Bancorp +	356,593
14,670	Zions Bancorp NA +	394,036
		13,886,818
Capital Goods — 4.5%
27,564	3M Co.	2,758,881

Commercial & Professional Services — 0.4%
7,901	HNI Corp.	222,650

Consumer Discretionary Distribution & Retail — 9.3%
35,496	Best Buy Co., Inc. +	2,908,897
66,078	Camping World Holdings,
	Inc. — Class A +	1,988,948
23,739	Upbound Group, Inc.	738,995
		5,636,840
Consumer Durables & Apparel — 1.8%
23,872	M.D.C. Holdings, Inc.	1,116,494

Energy — 11.5%
33,861	CVR Energy, Inc. +	1,014,476
33,423	Hess Midstream LP — Class A +	1,025,418
165,075	Kinder Morgan, Inc. +	2,842,591
31,296	Kinetik Holdings, Inc. +	1,099,741
69,697	Plains GP Holdings LP — Class A	1,033,607
		7,015,833
Financial Services — 5.7%
13,993	Ally Financial, Inc.	377,951
21,456	Invesco, LTD. — ADR (a)	360,675
11,293	Jackson Financial, Inc. — Class A +	345,679
20,210	Navient Corp. +	375,502
12,780	OneMain Holdings, Inc. +	558,358
16,027	Virtu Financial, Inc. — Class A	273,901
100,814	The Western Union Co.	1,182,548
		3,474,614
Food, Beverage & Tobacco — 10.3%
87,306	Altria Group, Inc.	3,954,962
22,422	Cal-Maine Foods, Inc. +	1,008,990
36,920	The Kraft Heinz Co. +	1,310,660
		6,274,612
Insurance — 0.7%
11,808	Fidelity National Financial, Inc.	425,088

Materials — 13.2%
51,707	Dow, Inc. +	2,753,915
78,020	International Paper Co.	2,481,816
30,382	LyondellBasell Industries
	N.V. — Class A — ADR (a)	2,789,979
		8,025,710
Media & Entertainment — 1.1%
47,315	Sinclair, Inc. +	653,893

Pharmaceuticals, Biotechnology & Life Sciences — 4.8%
294,439	Viatris, Inc.	2,938,501

Telecommunication Services — 6.6%
108,249	Verizon Communications, Inc.	4,025,780

Utilities — 6.2%
30,313	Clearway Energy, Inc. — Class C	865,739
78,888	NRG Energy, Inc. +	2,949,623
		3,815,362
TOTAL COMMON STOCKS
(Cost $63,495,596)		60,271,076

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
WBI Power Factor® High Dividend ETF
Schedule of Investments (concluded)
June 30, 2023

Shares/
Amount	Security Description	Value
SHORT TERM INVESTMENT — 0.6%
362,123	U.S. Bank Money Market
	Deposit Account, 3.21%	$362,123
TOTAL SHORT TERM INVESTMENT
(Cost $362,123)		362,123

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING — 31.2%
18,995,017	Mount Vernon Liquid Assets
	Portfolio, LLC, 5.28% (b)(c)	18,995,017
TOTAL INVESTMENT PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $18,995,017)		18,995,017
TOTAL INVESTMENTS — 130.7%
(Cost $82,852,736)		79,628,216
Liabilities in Excess of Other Assets — (30.7)%		(18,723,334)
NET ASSETS — 100.0%		$60,904,882
_________
+	All or portion of this security is on loan as of June 30, 2023. Total value of securities on loan is $18,471,270.
ADR	American Depositary Receipt
(a)	Foreign issued security. Foreign concentration is as follows: Netherlands: 4.58% and Bermuda: 0.59%.
(b)	The rate quoted is the annualized seven-day yield as of June 30, 2023.
(c)	Privately offered liquidity fund.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Assets and Liabilities

June 30, 2023

				WBI Power
	WBI BullBear	WBI BullBear	WBI BullBear	Factor® High
	Value 3000 ETF	Yield 3000 ETF	Quality 3000 ETF	Dividend ETF
ASSETS
Investments in securities, at value *+ (Note 2)	$53,250,948	$63,349,844	$54,256,632	$79,628,216
Receivable for investments sold	—	1,969,457	—	121,567
Dividends and interest receivable	15,886	101,761	18,097	224,121
Prepaid expenses and other assets	8,563	8,563	8,562	8,996
Securities lending income receivable	978	853	522	3,434
Due from Advisor	—	—	—	4,710
Total Assets	53,276,375	65,430,478	54,283,813	79,991,044

LIABILITIES
Payables
Collateral received for securities loaned (Note 7)	8,730,499	5,702,599	7,083,948	18,995,017
Investments purchased	—	1,962,228	2,521,882	—
Administration and fund accounting fees	45,742	46,025	46,028	46,313
Audit fees	27,952	27,951	27,951	26,897
Legal fees	9,138	9,879	9,890	9,883
Accrued other expenses	4,122	6,960	5,509	3,707
Chief Compliance Officer fee	2,767	2,767	2,767	2,767
Custody fees	1,718	1,875	1,733	1,578
Management fees	487	17,074	1,209	—
Total Liabilities	8,822,425	7,777,358	9,700,917	19,086,162
NET ASSETS	$44,453,950	$57,653,120	$44,582,896	$60,904,882

NET ASSETS CONSIST OF:
Paid-in capital	$62,787,950	$121,118,788	$71,505,355	$72,148,107
Total accumulated deficit	(18,334,000)	(63,465,668)	(26,922,459)	(11,243,225)
Net Assets	$44,453,950	$57,653,120	$44,582,896	$60,904,882

*Cost
Investments in securities	$49,677,495	$59,654,170	$51,719,373	$82,852,736
Net Asset Value (unlimited shares authorized):
Net Assets	$44,453,950	$57,653,120	$44,582,896	$60,904,882
Shares Outstanding^	1,538,315	2,480,183	1,527,182	2,350,000
Net Asset Value, Offering and Redemption Price per Share	$28.90	$23.25	$29.19	$25.92
^	No Par Value
+	Including securities on loan of $8,637,446, $5,587,428, $7,028,966, $18,471,270 respectively.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Operations

For the Year Ended June 30, 2023

				WBI Power
	WBI BullBear	WBI BullBear	WBI BullBear	Factor® High
	Value 3000 ETF	Yield 3000 ETF	Quality 3000 ETF	Dividend ETF
INVESTMENT INCOME
Income:
Dividends+	$679,352	$1,359,356	$660,750	$4,153,004
Interest	190,728	274,045	178,928	22,076
Securities lending income (Note 7)	10,474	13,136	9,974	45,327
Total Investment Income	880,554	1,646,537	849,652	4,220,407

Expenses:
Management fees (Note 3)	349,006	470,111	348,695	400,910
Administration, fund accounting and custodian fees (Note 6)	171,583	172,519	171,788	173,162
Professional fees	77,587	78,328	78,328	77,140
Insurance expenses	28,703	28,703	28,703	28,975
Director’s fees and expenses	21,890	21,890	21,890	21,890
Exchange fees	14,193	14,284	14,284	10,714
Shareholder reporting expenses	3,794	3,883	3,975	7,044
Registration fees	330	3,066	1,629	85
Miscellaneous expenses	6,107	6,107	6,107	6,109
Total Expenses	673,193	798,891	675,399	726,029
Less: Fees (Waived)	(159,949)	(107,551)	(162,612)	(215,778)
Net Expenses	513,244	691,340	512,787	510,251
Net Investment Income	367,310	955,197	336,865	3,710,156

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized loss on:
Investments in securities	(3,726,398)	(8,615,260)	(1,178,813)	(3,301,910)
Net change in unrealized appreciation of:
Investments in securities	3,129,807	2,990,996	2,334,061	3,825,303
Net realized and unrealized gain (loss) on investments	(596,591)	(5,624,264)	1,155,248	523,393
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(229,281)	$(4,669,067)	$1,492,113	$4,233,549
+	Net of withholding taxes of $987, $0, $114 and $0 respectively.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Statements of Changes in Net Assets

	WBI BullBear Value 3000 ETF		WBI BullBear Yield 3000 ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$367,310	$453,977	$955,197	$628,989
Net realized gain (loss) on investments	(3,726,398)	(1,498,281)	(8,615,260)	778,032
Net change in unrealized appreciation
(depreciation) of investments	3,129,807	(1,540,311)	2,990,996	(1,588,211)
Net decrease in net assets
resulting from operations	(229,281)	(2,584,615)	(4,669,067)	(181,190)
DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(580,404)	(686,698)	(1,251,380)	(890,827)
Total distributions to shareholders	(580,404)	(686,698)	(1,251,380)	(890,827)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
from capital share transactions	2,760,930	(7,823,085)	25,157,251	(7,989,090)
Total increase (decrease) in net assets	$1,951,245	$(11,094,398)	$19,236,804	$(9,061,107)
NET ASSETS
Beginning of Year	$42,502,705	$53,597,103	$38,416,316	$47,477,423
End of Year	$44,453,950	$42,502,705	$57,653,120	$38,416,316

	WBI BullBear Quality 3000 ETF		WBI Power Factor® High Dividend ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$336,865	$438,735	$3,710,156	$2,733,266
Net realized gain (loss) on investments	(1,178,813)	(249,778)	(3,301,910)	8,496,837
Net change in unrealized appreciation
(depreciation) of investments	2,334,061	(1,954,650)	3,825,303	(12,032,347)
Net increase (decrease) in net assets
resulting from operations	1,492,113	(1,765,693)	4,233,549	(802,244)
DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(546,569)	(824,798)	(3,953,874)	(2,666,669)
Total distributions to shareholders	(546,569)	(824,798)	(3,953,874)	(2,666,669)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
from capital share transactions	6,879,484	(6,058,735)	(1,707,599)	1,344,496
Total increase (decrease) in net assets	$7,825,028	$(8,649,226)	$(1,427,924)	$(2,124,417)
NET ASSETS
Beginning of Year	$36,757,868	$45,407,094	$62,332,806	$64,457,223
End of Year	$44,582,896	$36,757,868	$60,904,882	$62,332,806

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Financial Highlights

For capital share outstanding throughout each year

	WBI BullBear Value 3000 ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net Asset Value, Beginning of Year	$29.55	$31.75	$25.60	$27.19	$28.19
Income (Loss) from Investment Operations:
Net investment income[1]	0.25	0.29	0.49	0.07	0.32
Net gain (loss) on investments (realized and unrealized)[2]	(0.51)	(2.06)	6.05	(1.54)	(0.99)
Total from investment operations	(0.26)	(1.77)	6.54	(1.47)	(0.67)
Less Distributions:
Distributions from net investment income	(0.39)	(0.43)	(0.39)	(0.12)	(0.33)
Total Distributions	(0.39)	(0.43)	(0.39)	(0.12)	(0.33)
Net asset value, end of year	$28.90	$29.55	$31.75	$25.60	$27.19
Market price, end of year	$28.91	$29.48	$31.77	$25.61	$27.16
Net Assets Total Return[3]	-0.79%	-5.62%	25.59%	-5.40%	-2.53%

Supplemental Data:
Net assets, end of year (000’s)	$44,454	$42,503	$53,597	$43,218	$50,297
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.64%	1.38%	1.36%	1.25%	1.18%
Expenses after fees (waived)/recouped	1.25%	1.25%	1.25%	1.25%	1.18%
Net investment income to average net assets	0.89%	0.94%	1.71%	0.27%	1.11%
Portfolio turnover rate[4]	906%	845%	800%	894%	567%

	WBI BullBear Yield 3000 ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net Asset Value, Beginning of Year	$25.95	$26.67	$22.53	$24.02	$25.87
Income (Loss) from Investment Operations:
Net investment income[1]	0.42	0.39	0.41	0.21	0.51
Net gain (loss) on investments (realized and unrealized)[2]	(2.61)	(0.57)	4.13	(1.46)	(1.84)
Total from investment operations	(2.19)	(0.18)	4.54	(1.25)	(1.33)
Less Distributions:
Distributions from net investment income	(0.51)	(0.54)	(0.40)	(0.21)	(0.52)
Tax return of capital to shareholders	—	—	—	(0.03)	—
Total Distributions	(0.51)	(0.54)	(0.40)	(0.24)	(0.52)
Net asset value, end of year	$23.25	$25.95	$26.67	$22.53	$24.02
Market price, end of year	$23.24	$25.92	$26.68	$22.52	$23.96
Net Assets Total Return[3]	-8.49%	-0.73%	20.36%	-5.22%	-5.22%

Supplemental Data:
Net assets, end of year (000’s)	$57,653	$38,416	$47,477	$59,247	$74,472
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.44%	1.43%	1.27%	1.14%	1.04%
Expenses after fees (waived)/recouped	1.25%	1.26%	1.25%	1.14%	1.04%
Net investment income to average net assets	1.73%	1.44%	1.68%	0.88%	2.04%
Portfolio turnover rate[4]	890%	824%	820%	895%	610%
[1]	Calculated based on average shares outstanding during the period.
[2]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[3]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[4]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Financial Highlights (concluded)

For capital share outstanding throughout each year

	WBI BullBear Quality 3000 ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net Asset Value, Beginning of Year	$28.78	$30.74	$26.06	$27.20	$26.07
Income (Loss) from Investment Operations:
Net investment income[1]	0.23	0.32	0.12	0.07	0.20
Net gain (loss) on investments (realized and unrealized)[2]	0.54	(1.68)	4.62	(1.10)	1.13
Total from investment operations	0.77	(1.36)	4.74	(1.03)	1.33
Less Distributions:
Distributions from net investment income	(0.36)	(0.60)	(0.06)	(0.09)	(0.20)
Tax return of capital to shareholders	—	—	—	(0.02)	—
Total Distributions	(0.36)	(0.60)	(0.06)	(0.11)	(0.20)
Net asset value, end of year	$29.19	$28.78	$30.74	$26.06	$27.20
Market price, end of year	$29.19	$28.73	$30.75	$26.07	$27.18
Net Assets Total Return[3]	2.79%	-4.58%	18.21%	-3.79%	5.08%

Supplemental Data:
Net assets, end of year (000’s)	$44,583	$36,758	$45,407	$54,134	$61,202
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.65%	1.45%	1.31%	1.23%	1.21%
Expenses after fees (waived)/recouped	1.25%	1.25%	1.25%	1.23%	1.21%
Net investment income to average net assets	0.82%	1.04%	0.43%	0.27%	0.74%
Portfolio turnover rate[4]	805%	899%	838%	886%	477%

	WBI Power Factor® High Dividend ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net Asset Value, Beginning of Year	$25.97	$27.43	$18.76	$24.56	$26.87
Income (Loss) from Investment Operations:
Net investment income[1]	1.36	1.16	1.10	1.12	1.12
Net gain (loss) on investments (realized and unrealized)[2]	0.05	(1.49)	8.65	(5.76)	(2.08)
Total from investment operations	1.41	(0.33)	9.75	(4.64)	(0.96)
Less Distributions:
Distributions from net investment income	(1.46)	(1.13)	(1.08)	(1.16)	(1.13)
Distributions from net realized gain	—	—	—	—	(0.22)
Total Distributions	(1.46)	(1.13)	(1.08)	(1.16)	(1.35)
Net asset value, end of year	$25.92	$25.97	$27.43	$18.76	$24.56
Market price, end of year	$25.94	$25.92	$27.48	$18.75	$24.53
Net Assets Total Return[3]	5.63%	-1.40%	53.09%	-19.24%	-3.25%

Supplemental Data:
Net assets, end of year (000’s)	$60,905	$62,333	$64,457	$42,202	$103,160
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.00%	0.94%	0.98%	0.77%	0.70%
Expenses after fees (waived)/recouped	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income to average net assets	5.09%	4.16%	4.73%	4.83%	4.46%
Portfolio turnover rate[4]	175%	183%	191%	196%	163%
[1]	Calculated based on average shares outstanding during the period.
[2]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[3]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[4]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.

The accompanying notes are an integral part of these financial statements.

Absolute Shares Trust
Notes to Financial Statements
June 30, 2023

NOTE 1 — ORGANIZATION

Absolute Shares Trust (the “Trust”) was organized as a Delaware statutory trust on November 7, 2013 and is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of the following four separate investment portfolios (each, a “Fund” or, individually and, together, the “Funds”):

WBI BullBear Value 3000 ETF
WBI BullBear Yield 3000 ETF
WBI BullBear Quality 3000 ETF
WBI Power Factor® High Dividend ETF

Each Fund is classified as diversified for purposes of the 1940 Act.

The end of the reporting period for the Funds is June 30, 2023, and the period covered by these Notes to Financial Statements is the fiscal period from July 1, 2022 through June 30, 2023 for all Funds (the “current fiscal period”).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance for the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets, liabilities and the disclosure of contingent assets and liabilities at June 30, 2023. Actual results could differ from these estimates.

A. Valuation. All equity securities, including domestic common stocks, preferred stocks, exchange traded funds and exchange traded notes, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market, Nasdaq Select Market and Nasdaq Capital Market (collectively “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices is used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price is used.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Shares in privately offered liquidity funds are valued at their NAV per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued by the Adviser, whom the Board of Trustees designated as the valuation designee pursuant to valuation procedures adopted by the Board (the “Valuation Procedures”) and based on information it receives from the Sub-Advisor and U.S. Bancorp Fund Services, LLC (“Fund Services”). When a security is “fair valued”, consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Valuation Procedures. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; including the Funds’ Valuation Committee’s assumptions used in determining the fair value of investments. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

WBI BullBear Value 3000 ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$44,086,975	$—	$—	$44,086,975
Short-Term Investment	433,474	—	—	433,474
Investment Purchased With Proceeds From Securities Lending	—	8,730,499	—	8,730,499
Total Investments in Securities, at value	$44,520,449	$8,730,499	$—	$53,250,948
WBI BullBear Yield 3000 ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$57,301,097	$—	$—	$57,301,097
Short-Term Investment	346,148	—	—	346,148
Investment Purchased With Proceeds From Securities Lending	—	5,702,599	—	5,702,599
Total Investments in Securities, at value	$57,647,245	$5,702,599	$—	$63,349,844
WBI BullBear Quality 3000 ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$44,279,295	$—	$—	$44,279,295
Short-Term Investment	2,893,389	—	—	2,893,389
Investment Purchased With Proceeds From Securities Lending	—	7,083,948	—	7,083,948
Total Investments in Securities, at value	$47,172,684	$7,083,948	$—	$54,256,632
WBI Power Factor® High Dividend ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$60,271,076	$—	$—	$60,271,076
Short-Term Investment	362,123	—	—	362,123
Investment Purchased With Proceeds From Securities Lending	—	18,995,017	—	18,995,017
Total Investments in Securities, at value	$60,633,199	$18,995,017	$—	$79,628,216

^  See Schedules of Investments for breakout of investments by industry group classification.

As of the end of the reporting period, the Funds did not recognize any transfers to or from Level 3.

B. Certain Risks. Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds. The shares of the Funds are referred to herein as “Fund Shares” or “Shares”.

ETF and Other Investment Companies Risk — When a Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. A Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, a Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Market Risk — Either the stock market as a whole or the value of a Fund asset or an investment held by an exchange-traded product (“ETP”) in which a Fund invests may go down, resulting in a decrease in the NAV of the Fund or its Shares or a decrease in the market price of the Shares.

Equity Securities Risk — Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If a Fund or an ETP holds common stock equivalents of any given issuer, the Fund or ETP will generally be exposed to greater risk than if the Fund or ETP held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk — Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Funds’ investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2023

Fluctuation of Net Asset Value — The NAV of the Shares will fluctuate with changes in market value of the Funds’ holdings.

Shares are Not Individually Redeemable — Shares are only redeemable by the Funds at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only Authorized Participants (“APs”) may engage in such creation and redemption transactions directly with the Funds. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

C. Federal Income Taxes. The Funds’ policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and various state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

D. Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Premiums and discounts are amortized/accreted using the effective interest method over the lives of the respective debt instruments.

E. Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid by WBI BullBear Value 3000 ETF, WBI BullBear Quality 3000 ETF, and WBI Power Factor™ High Dividend ETF, on a quarterly basis. A distribution to shareholders from net investment income is declared and paid by WBI BullBear Yield 3000 ETF on a monthly basis. Distributions from net realized gains on securities are normally declared and paid by all Funds on an annual basis. Distributions are recorded on the ex-dividend date.

F. Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE ARCA, Inc., the exchange where the Funds’ shares are listed, is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s NAV per share.

G. Guarantees and Indemnifications. The Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.

H. Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2023, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)
		Paid In Capital
WBI BullBear Value 3000 ETF	$(196,652)	$196,652
WBI BullBear Yield 3000 ETF	(146,365)	146,365
WBI BullBear Quality 3000 ETF	(128,806)	128,806
WBI Power Factor® High Dividend ETF	(246,837)	246,837

During the year ended June 30, 2023, the Funds realized capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund Shares for securities held by a Fund rather than for cash. Because the gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains/losses to paid-in capital. The following table shows the impact to each Fund:

WBI BullBear Value 3000 ETF	$209,357
WBI BullBear Yield 3000 ETF	154,552
WBI BullBear Quality 3000 ETF	174,810
WBI Power Factor® High Dividend ETF	503,609

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2023

I. Expenses.  Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets or evenly among the Funds.

J. Subsequent Events. In preparing these financial statements, the Advisor has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. There were no events or transactions that occurred during the period subsequent to June 30, 2023 that materially impacted that amounts or disclosures in the Funds financial statements.

NOTE 3 — MANAGEMENT FEE

Pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor serves as the investment advisor, makes investment decisions for each Fund, and manages the investment portfolios of the Funds, subject to the supervision of and policies of the Board. Under the Advisory Agreement for the Funds the Advisor may retain an investment sub-advisor for the Funds, subject to approval by the Board and Fund shareholders. Under a sub-advisory agreement, (“Sub-Advisory Agreement”) the Sub-Advisor serves as the investment sub-advisor and is responsible for the day to day management of the Funds, subject to the supervision of the Advisor and the Board. For the services the Sub-Advisor provides to each Fund, the Sub-Advisor receives a fee that is equal to 0.85% per year of the average daily net assets (calculated daily and paid monthly) of WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, and WBI BullBear Quality 3000 ETF. For the services the Sub-Adviser provides to WBI Power Factor® High Dividend ETF, the Sub-Advisor receives a fee that is equal to 0.55% per year of average daily net assets, which is calculated daily and paid monthly. The Advisor is paid 0.04% of each Fund’s average daily net assets (calculated daily and paid monthly) from the management fees collected by the Sub-Advisor.

NOTE 4 — PORTFOLIO TRANSACTIONS AND BROKERAGE

The Sub-Advisor utilized non-affiliated broker dealers to execute portfolio transactions for the Funds. Currently, these non-affiliated broker dealers charge an explicit commission for these transactions, a portion of which is designated towards “soft dollar credits” that can be used to provide the Sub-Advisor with certain research and brokerage services as described in the safe harbor provisions under Section 28(e) of the Securities and Exchange Act of 1934. During this period, the Funds paid $0.025 per share in explicit commission to these non-affiliated broker dealers for their execution services, of which $0.0125 per share was designated by the non-affiliated broker dealers to a pool of soft dollar credits for use by the Sub-Advisor. The Sub-Advisor participates in commission sharing arrangements (“CSAs”) that are consistent with the requirements of Section 28(e). Research and brokerage services furnished through CSAs may be used by the Sub-Advisor in servicing any or all of the firm’s clients and will be used for client accounts other than those that pay commissions to the broker-dealer providing the research or brokerage services.

NOTE 5 — EXPENSE LIMITATION AND REIMBURSEMENT

The Sub-Advisor has entered into an Expense Limitation Agreement (an “Agreement”) with the Trust to waive the fees and reimburse expenses of each Fund until at least October 31, 2023 (the “Expiration Date”) so that the total operating expenses (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with U.S. GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) and organizational costs (the “Operating Expenses”) of WBI Power Factor® High Dividend ETF is limited to 0.70% and each of the remaining Funds is limited to 1.25% of average net assets (the “Expense Cap”). The Sub-Advisor may discontinue its obligations under the Agreements at any time in its sole discretion after the Expiration Date. The Funds have agreed to repay the amounts borne by the Sub-Advisor under the Agreements within the three year period after the Sub-Advisor bears the expense, when and if requested by the Sub-Advisor, to the extent the Operating Expenses of the Funds are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Operating Expenses. The repayment may not raise the level of Operating Expenses of the Funds in the month of repayment to exceed the Expense Cap.

The following table shows the remaining waived and/or reimbursed expenses subject to potential recovery during the current fiscal period. The Sub-Advisor may recapture a portion of the unreimbursed amounts no later than the dates stated:

	June 30, 2024	June 30, 2025	June 30, 2026
WBI BullBear Value 3000 ETF	$48,759	$61,975	$159,949
WBI BullBear Yield 3000 ETF	10,011	80,088	107,551
WBI BullBear Quality 3000 ETF	29,355	85,736	162,612
WBI Power Factor® High Dividend ETF	135,307	159,961	215,778

The Funds must pay their current ordinary operating expense before the Sub-Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees’ review and approval.

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2023

NOTE 6 — COMPLIANCE AND ADMINISTRATION SERVICING AGREEMENTS

The Trust has entered into an agreement with Foreside Compliance Services, LLC (“Foreside”), whereby Foreside agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-1 of the 1940 Act.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”) serves as the independent administrator and U.S. Bank National Association (the “Custodian”) serves as the custodian to the Funds. Under the Fund Administration Servicing, Fund Accounting Servicing, and Transfer Agent Servicing Agreements, the Administrator is responsible for keeping financial books and records of the Funds and generally managing the administrative affairs and transfer agency services.

NOTE 7 — SECURITIES LENDING

The Funds may lend up to 331/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S Bank N.A. (“the Custodian” and “Securities Lending Agent”). The securities lending agreement requires that loans are collateralized at the inception of each loan in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars and shall be collateralized in the amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. During the current fiscal period, Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

At period end, the value of the securities on loan and payable for collateral due to broker were as follows:

Fund	Value of Securities on Loan	Collateral Received*
WBI BullBear Value 3000 ETF	$8,637,446	$8,730,499
WBI BullBear Yield 3000 ETF	5,587,428	5,702,599
WBI BullBear Quality 3000 ETF	7,028,966	7,083,948
WBI Power Factor® High Dividend ETF	18,471,270	18,995,017
________

*
The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio as shown on the Schedule of Investments, a short-term investment portfolio with an overnight and continuous maturity.

Fees and interest income earned on collateral investments and recognized by the Funds during the current fiscal year, was as follows:

Fees and Interest Income Earned

Fund	Fees and Interest Income Earned
WBI BullBear Value 3000 ETF	$10,474
WBI BullBear Yield 3000 ETF	13,136
WBI BullBear Quality 3000 ETF	9,974
WBI Power Factor® High Dividend ETF	45,327

Offsetting Assets and Liabilities. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following is a summary of the arrangements subject to offsetting during the current fiscal period.

			Gross Amounts	Net Amounts
		Value of	Offset in the	Presented in the
		Securities	Statement of	Statement of	Collateral	Net
Fund	Description	on Loan	Assets & Liabilities	Assets & Liabilities	Received	Amount
WBI BullBear Value 3000 ETF	Securities Lending	$8,637,446	$—	$8,637,446	$8,730,499	$—
WBI BullBear Yield 3000 ETF	Securities Lending	5,587,428	—	5,587,428	5,702,599	—
WBI BullBear Quality 3000 ETF	Securities Lending	7,028,966	—	7,028,966	7,083,948	—
WBI Power Factor® High Dividend ETF	Securities Lending	18,471,270	—	18,471,270	18,995,017	—

Absolute Shares Trust
Notes to Financial Statements (continued)
June 30, 2023

NOTE 8 — TAX INFORMATION

The tax character of distributions declared by the Funds was as follows:

	Year/Period Ended June 30, 2023			Year/Period Ended June 30, 2022
	Ordinary	Long Term	Return of	Ordinary	Long Term	Return of
Fund	Income	Capital Gain	Capital	Income	Capital Gain	Capital
WBI BullBear Value 3000 ETF	$580,404	$—	$—	$686,698	$—	$—
WBI BullBear Yield 3000 ETF	1,251,380	—	—	890,827	—	—
WBI BullBear Quality 3000 ETF	546,569	—	—	824,798	—	—
WBI PowerFactor® High Dividend ETF	3,953,874	—	—	2,666,669	—	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Cose Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2023.

As of June 30, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

	WBI BullBear	WBI BullBear	WBI BullBear	WBI Power Factor®
	Value 3000 ETF	Yield 3000 ETF	Quality 3000 ETF	High Dividend ETF
Cost of investments	$49,684,070	$59,659,920	$51,719,373	$83,023,327
Gross tax unrealized appreciation	3,656,148	3,768,180	2,611,586	2,878,026
Gross tax unrealized depreciation	(89,270)	(78,255)	(74,327)	(6,273,137)
Net tax unrealized appreciation	3,566,878	3,689,925	2,537,259	(3,395,111)

The components of distributable earnings (losses) for federal income tax purposes as of June 30, 2023 were as follows:

	WBI BullBear	WBI BullBear	WBI BullBear	WBI Power Factor®
	Value 3000 ETF	Yield 3000 ETF	Quality 3000 ETF	High Dividend ETF
Net tax unrealized appreciation (depreciation)	$3,566,878	$3,689,925	$2,537,259	$(3,395,111)
Undistributed ordinary income	—	8,497	—	12,409
Undistributed long term gain (loss)	—	—	—	—
Total distributable earnings	—	8,497	—	12,409
Other accumulated gain (loss)	(21,900,878)	(67,164,090)	(29,459,718)	(7,860,523)
Total accumulated gain (loss)	(18,334,000)	(63,465,668)	(26,922,459)	(11,243,225)

Net capital losses incurred after October 31, 2022, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of June 30, 2023, the Funds had the following short-term and long-term capital loss carryforwards available for federal income tax purposes, with an indefinite expiration:

	Short-Term	Long-Term
WBI BullBear Value 3000 ETF+	21,900,878	—
WBI BullBear Yield 3000 ETF+	67,164,090	—
WBI BullBear Quality 3000 ETF+	29,459,718	—
WBI PowerFactor® High Dividend ETF	4,213,337	3,647,186

+  Annual limitation may apply to a portion of the losses under IRC 382.

At June 30, 2023, the following funds deferred, on a tax basis, late year losses of:

	Capital	Ordinary
WBI BullBear Value 3000 ETF	209,567	—
WBI BullBear Yield 3000 ETF	154,552	—
WBI BullBear Quality 3000 ETF	174,810	—
WBI PowerFactor® High Dividend ETF	502,347	—

NOTE 9 — PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions, were as follows:

	All Other
Fund	Purchases	Sales
WBI BullBear Value 3000 ETF	$292,496,771	$275,904,473
WBI BullBear Yield 3000 ETF	412,814,118	375,486,724
WBI BullBear Quality 3000 ETF	271,189,925	251,513,082
WBI Power Factor® High Dividend ETF	125,426,724	125,214,061

Absolute Shares Trust
Notes to Financial Statements (concluded)
June 30, 2023

During the current fiscal period, the values of the in-kind security transactions were as follows:

Fund	Subscriptions	Redemptions
WBI BullBear Value 3000 ETF	$5,190,271	$3,779,832
WBI BullBear Yield 3000 ETF	3,632,601	5,349,843
WBI BullBear Quality 3000 ETF	4,140,345	3,293,675
WBI Power Factor® High Dividend ETF	14,850,659	16,524,576

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

NOTE 10 — SHARE TRANSACTIONS

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges as the other shares of such Fund.

The Trust has entered into an agreement with NYSE Group, Inc. to list the Funds’ (“Shares”) on NYSE Arca, Inc., an indirect wholly-owned subsidiary of NYSE Group, Inc. Market prices for the Shares may be different from their NAV. The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Each Fund’s typical creation unit size is as follows:

Fund	Creation Unit
WBI BullBear Value 3000 ETF	50,000
WBI BullBear Yield 3000 ETF	50,000
WBI BullBear Quality 3000 ETF	50,000
WBI Power Factor® High Dividend ETF	50,000

Creation Units will be issued and redeemed principally in-kind, however, the Trust reserves the right to offer a cash option for creations and redemptions of Shares. Once created, Shares generally will trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Corporation participant and, in each case, must have executed a participant agreement with Foreside Fund Services, LLC (formerly Foreside Compliance Services, LLC), a wholly-owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), the Funds’ distributor (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Transactions in each Fund’s shares were as follows:

	WBI BullBear Value 3000 ETF				WBI BullBear Yield 3000 ETF
	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2023		June 30, 2022		June 30, 2023		June 30, 2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	250,000	$6,912,130	—	$—	1,300,000	$32,050,306	—	$—
Shares Redeemed	(150,000)	(4,151,200)	(250,000)	(7,823,085)	(300,000)	(6,893,055)	(300,000)	(7,989,090)
	100,000	$2,760,930	(250,000)	$(7,823,085)	1,000,000	$25,157,251	(300,000)	$(7,989,090)
Beginning Shares	1,438,315		1,688,315		1,480,183		1,780,183
Ending Shares	1,538,315		1,438,315		2,480,183		1,480,183

	WBI BullBear Quality 3000 ETF				WBI Power Factor® High Dividend ETF
	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2023		June 30, 2022		June 30, 2023		June 30, 2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	400,000	$11,109,894	—	$—	600,000	$15,183,181	100,000	$2,795,926
Shares Redeemed	(150,000)	(4,230,410)	(200,000)	(6,058,735)	(650,000)	(16,890,780)	(50,000)	(1,451,430)
	250,000	$6,879,484	(200,000)	$(6,058,735)	(50,000)	$(1,707,599)	50,000	$1,344,496
Beginning Shares	1,277,182		1,477,182		2,400,000		2,350,000
Ending Shares	1,527,182		1,277,182		2,350,000		2,400,000

Absolute Shares Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Absolute Shares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, WBI BullBear Quality 3000 ETF and WBI Power Factor High Dividend ETF, four funds constituting Absolute Shares Trust (the Trust), including the schedules of investments, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each fund constituting Absolute Shares Trust as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2014.

New York, New York
August 28, 2023

Absolute Shares Trust
Trustees and Officers
(Unaudited)

Number of
				Portfolios	Other
				in Fund	Directorships
	Position(s)	Term of Office		Complex	Held by
	Held	and Length of	Principal Occupation(s)	Overseen by	Trustee During
Name and Year of Birth(1)	with Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Past 5 Years
Independent Trustees:
Jude T. Depko	Trustee	Since	Technical Consultant,	4	None
1946		June 2014	Michael Baker Jr., Inc.
(consulting) (2009 to present).

John A. Flanagan	Trustee	Since	Chief Financial Officer and	4	None
1946		June 2014	Treasurer, ETF Managers Trust
(investment company) (2015 to
present); Principal Financial
Officer, ETF Managers Capital,
LLC (commodity pool operator)
(2014 to present); President,
John A. Flanagan CPA, LLC
(accounting services)
(2010 to present).

Andrew Putterman	Trustee	Since	Principal, 1812 Park, LLC	4	Independent Board
1959		June 2014	(financial consulting) (2014 to		Member of Steben
			present); Advisory Board Member,		Select Multi-Strategy
			Silver Lane Advisors (2016 to		Fund (2018 to
			2020); Advisory Board Member,		March 2020);
			Vestigo Ventures 1 GP, LLC (2016		Independent
			to present); Managing Director, B+		Board Member of
			Institutional Services, LLC		Steben Select
			(2014 to present); Board Member,		Managed Futures
			Capital Integration Systems, LLC		Strategy Fund (2018
			(2021 to present).		to March 2020);
Independent Board
Member of Steben
Alternative
Investment Funds
(2018 to March 2020)

Absolute Shares Trust
Trustees and Officers (continued)
(Unaudited)

Number of
				Portfolios	Other
				in Fund	Directorships
	Position(s)	Term of Office		Complex	Held by
	Held	and Length of	Principal Occupation(s)	Overseen by	Trustee During
Name and Year of Birth(1)	with Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Past 5 Years
Interested Trustees:

Don Schreiber, Jr.	Trustee,	Since	Co-Chief Executive Officer,	4	None
1955(4)	President and	November 2013	Director, Treasurer and Co-Portfolio
	Principal		Manager, WBI Investments, LLC
	Executive		(registered investment advisor)
	Officer		(1984 to present); Chief Executive
Officer, Treasurer, Director
Millington Securities, LLC (registered
investment advisor) (2013 to present);
Co-Chief Executive Officer, Vice
President, Director and Treasurer,
Hartshorne Group, LLC. (wealth
management services) (2008 to
present); Managing Member,
Secretary, Treasurer, and Chief
Visionary Officer, CyborgTech, LLC
(2019 to present).

Matthew Schreiber	Trustee	Since	Co-Chief Executive Officer of WBI	4	None
1980(4)		June 2014	Investments, LLC. (2019 to present);
Chief Investment Strategist of WBI
Investments, LLC (2017 to Present),
Chief Executive Officer of
CyborgTech, LLC (2019 to present);
Co-Chief Executive Officer, Hartshorne
Group, LLC (wealth management
service) (April 2022 to present).

Absolute Shares Trust
Trustees and Officers (concluded)
(Unaudited)

	Position(s)	Term of Office
	Held	and Length
Name and Year of Birth(1)	with Trust	of Time Served(2)	Principal Occupation(s) During Past 5 Years
Other Officers:

Ann Schreiber	Secretary	Since	President, CyborgTech, LLC (2019 to present); Chief Marketing
1984(5)		June 2014	Officer, WBI Investments, LLC (2015 to present); Corporate Secretary,
WBI Investments, LLC; Millington Securities, LLC; Hartshorne
Group, LLC (2012 to present).

Steven Van Solkema	Treasurer &	Since	President, WBI Investments, LLC (2020 to present); Chief Investment
1970	Principal	November 2015	Officer and Co-Portfolio Manager, WBI Investments, LLC
	Financial		(2019 to present); Chief Quantitative Officer, CyborgTech, LLC
	Officer		(2019 to present); Chief Operating Officer, Millington Securities,
LLC (2014 to 2019); Chief Compliance Officer, Millington
Securities, LLC (2014 to 2018).

Scott F. Kreitz	Assistant	Since	Chief Operating Officer, WBI Investments, LLC (2020 to present);
1973*	Treasurer	March 2019	Chief Operating Officer, Millington Securities, LLC (2019 to present);
Chief Operating Officer, CyborgTech LLC (2019 to present);
Vice President of Operations, Millington Securities, LLC
(2018 to 2019); Associate Director, Model Risk Governance, RBC
Capital Markets (2016 to 2018).

Kevin Murphy	Chief Legal	Since	Chief Compliance Officer and General Counsel, WBI Investments,
1974*	Officer	February 2021	LLC; Millington Securities, LLC; Hartshorne Group, LLC
(2020 to present); Principal KBM Consulting Services (2019 to 2020);
Chief Compliance Officer and Head of Legal, Robeco Institutional
Asset Management US, Inc. (2018 to 2019); Chief Compliance Officer,
Itau USA Asset Management Inc. (2014 to 2018).

Rodney L. Ruehle	Chief	Since	Director, Foreside Fund Officer Services, LLC (formerly Foreside
1968	Compliance	November 2017	Compliance Services, LLC), a wholly-owned subsidiary of Foreside
	Officer		Financial Group, LLC (dba ACA Group) (2016 to present).

Alison Johnson	Assistant	Since	Chief of Staff, WBI Investments, LLC (2020 to present); Human
1980	Secretary	September 2020	Resources Manager, WBI Investments, LLC (2015 to 2020).

Misty Marlowe	Assistant	Since	Director, Wealth Management Services, Hartshorne Group, LLC
1965	Secretary	September 2020	(2016 to present).

(1)	The address of each Trustee or officer is c/o Absolute Shares Trust, 331 Newman Springs Road, Suite 143, Red Bank, New Jersey 07701.
(2)	Trustees and Officers serve until their successors are duly elected and qualified.
(3)
The Funds are part of a “Fund Complex” as defined in the 1940 Act. The Fund Complex includes all open-end funds (including all of their portfolios) advised by the Advisor or the Sub-Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the Fund Complex consists of 8 Funds of the Trust.

(4)
Don Schreiber Jr. and Matthew Schreiber are each an “interested person” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with the Advisor and the Sub-Advisor. Don Schreiber, Jr. is the father of Matthew Schreiber.

(5)	Ann Schreiber is the daughter of Don Schreiber, Jr., and the sister of Matthew Schreiber.
*	Scott F. Kreitz and Kevin Murphy each ceased to be officers of the Trust as of August 15, 2023.

Absolute Shares Trust
Approval of Advisory Agreements and Board Considerations
(Unaudited)

The Board (the members of which are referred to as “Trustees”) of the Trust met in-person on June 13, 2023 to consider whether to renew: (1) the investment advisory agreements (collectively, the “Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, and (2) the investment sub-advisory agreements (collectively, the “Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor.

The Board considered renewing the Advisory Agreement and the Sub-Advisory Agreement and the engagement of the Advisor and the Sub-Advisor separately, although the advisers are affiliates.

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), the Board requested, reviewed and considered materials furnished by the Advisor and the Sub-Advisor relevant to the Board’s consideration of whether to renew the Advisory Agreement and the Sub-Advisory Agreement. In connection with considering whether to renew the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. The consideration of renewing the Advisory Agreement and Sub-Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services provided by each of the Advisor and the Sub-Advisor; (2) the investment advice and performance of each of the Advisor and the Sub-Advisor; (3) the fees of the services provided and profits realized by each of the Advisor and the Sub-Advisor from their relationships with the Trust; (4) the expenses of the Funds and the extent to which economies of scale have been realized and are expected to reduce Fund expenses; (5) any benefits derived or to be derived by each of the Advisor and the Sub-Advisor from the relationship with the Trust; and (6) potential conflicts of interest and associated compliance regimes adopted by the Advisor and Sub-Advisor.

In reviewing such factors, the Board relied on certain information, including (1) copies of the Advisory Agreement, the Sub-Advisory Agreement and the Expense Limitation Agreement; (2) information describing the Advisor, the Sub-Advisor and the services provided thereby; (3) information regarding the compliance programs of the Advisor and the Sub-Advisor; (4) copies of the Forms ADV for the Advisor and the Sub-Advisor; and (5) memoranda and guidance from K&L Gates LLP on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act. In addition, as part of the Advisor and Sub-Advisor’s responses to submitted questions, the Board was provided with data and information comparing the advisory fees and expenses of the Funds with expenses and performance of other exchange-traded funds (“ETFs”) with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable.

In particular, the Trustees, including the Independent Trustees, considered and discussed the following with respect to the Funds:

1. The nature, extent and quality of the facilities and services provided by each of the Advisor and the Sub-Advisor. The Board received information on and considered the division of responsibility of services provided by the Advisor and the Sub-Advisor, including the fact that portfolio management would continue to be conducted by the Sub-Advisor. In addition to the Sub-Advisor’s performance managing the Funds, the Board reviewed the experience and resources that the Sub-Advisor had in managing strategies similar to those utilized by the Funds, including information regarding the education and experience of management and investment personnel.

The Board determined that the Funds would continue to benefit from the services and resources available from the Advisor and the Sub-Advisor, with respect to their responsibilities under the Advisory and Sub-Advisory Agreements. In particular, they noted the extensive experience of the Sub-Advisor’s management personnel in developing and administering strategies utilized by the Funds, as well as the performance history of the Sub-Advisor since its inception. The Board also noted the compliance regimes of the Advisor and the Sub-Advisor and their effectiveness.

2.  The advisory fees paid by and overall expenses of the Funds. The Board considered comprehensive data and information comparing the advisory fees and expense ratios (taking into consideration the Expense Limitation Agreement) of the Funds. The Board acknowledged that the Funds were distinct in ways from their peer group of ETFs. Nevertheless, the Sub-Advisor’s peer group analysis and methodology had not substantially changed from the prior year. The Board determined that the advisory fees charged and overall expenses of the Funds were competitive and in line with the related universe of funds. The Advisor and Sub-Advisor also presented the Board with several “fall-out” benefits the Advisor or the Sub-Advisor derive from its relationship to the Trust and the Funds, such as the Sub-Advisor’s offering of the Funds to help expand the Sub-Advisor’s distribution channels for its other investment products. In light of the nature, quality, and extent of services provided by the Advisor and Sub-Advisor and the costs incurred by the Advisor and Sub-Advisor in rendering those services, and taking into account the “fall-out” benefits inured, the Board concluded that the level of fees paid to the Advisor and Sub-Advisor with respect to each Fund were fair and reasonable.

3.  Brokerage and portfolio transactions. The Board was presented with materials and a thorough discussion of the brokerage practices of the Advisor and Sub-Advisor. The Board reviewed with the Advisor and the Sub-Advisor the practices and policies of the Advisor and Sub-Advisor for best execution and broker selection. The Board reviewed information about the Sub-Adviser’s institution of commissions-based, high touch brokerage practices, which contemplate the Sub-Advisor, with assistance from the Advisor, closely monitoring executing broker trading activities to avoid adverse market pricing impacts of such trading (e.g., a Fund selling against itself or buying against itself). The Board also discussed and considered the Sub-Advisor’s receipt of soft dollar credits from executing brokers. The Independent Trustees determined that the brokerage policies of both the Advisor and Sub-Advisor would benefit the Funds.

Absolute Shares Trust
Approval of Advisory Agreements and Board Considerations (concluded)
(Unaudited)

4.  Financial condition of each of the Advisor and the Sub-Advisor. After considering information relating to the financial condition of the Advisor and Sub-Advisor, as well as the fees and operating costs relating to the management of the Funds, the Board determined that each of the Advisor and Sub-Advisor continue to be capable of providing services to the Funds. In this determination, the Board considered the existence of the Expense Limitation Agreement (including the level of the expense limit for each Fund) and the impact of such fees on the profitability of the Advisor and Sub-Advisor.

5.  Possible conflicts of interest. The Board considered the experience and ability of the advisory personnel assigned to the Funds, soft-dollar arrangements and the brokerage policies of the Advisor and Subadvisor (including a discussion of the execution policies of the Advisor and Subadvisor), and the substance and administration of the Codes of Ethics of the Trust, the Advisor and the Sub-Advisor. The Board determined that the compliance policies of the Trust, Advisor and Sub-Advisor were each reasonably designed to monitor for and prevent violations of the federal securities laws and breaches of fiduciary duties.

6.  Effect of the Funds’ growth and size on its investment performance and expenses. The Board considered information relating to the year- over-year trading of the Funds. It determined that the expense ratios of the Funds were well suited in light of expectations for continued asset accumulation and projected growth.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the advisory fee rates and total expense ratios are reasonable in relation to the services provided by the Advisor to the Funds, as well as the costs incurred and the benefits gained by the Advisor in providing such services. The Board also found the investment advisory fees paid to the Advisor to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar size. Based on these and other considerations, the Board, in the exercise of its reasonable judgment, determined that the fees and expenses proposed for each Fund were fair and reasonable. As a result, all of the Board members, including the Independent Trustees, approved the Advisory Agreement.

With respect to the Sub-Advisor and based on the foregoing analysis and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the sub-advisory fee rates and total expense ratios are reasonable in relation to the services provided by the Sub-Advisor to the Funds, as well as the costs incurred and the benefits gained by the Sub-Advisor in providing such services. Based on these and other considerations, the Board, in the exercise of its reasonable judgment, determined that the fees and expenses proposed for each Fund were fair and reasonable. As a result, all of the Trustees, including the Independent Trustees, approved the Sub-Advisory Agreement.

Absolute Shares Trust
Expense Examples
For the Period Ended June 30, 2023 (Unaudited)

As a shareholder you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023 – June 30, 2023).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

WBI BullBear Value 3000 ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2023	June 30, 2023	During the Period^
Actual	$1,000.00	$1,040.60	$6.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.86	$5.99

WBI BullBear Yield 3000 ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2023	June 30, 2023	During the Period^
Actual	$1,000.00	$ 970.30	$6.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.31	$6.55

WBI BullBear Quality 3000 ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2023	June 30, 2023	During the Period^
Actual	$1,000.00	$1,055.50	$6.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.44	$6.41

WBI Power Factor® High Dividend ETF
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2023	June 30, 2023	During the Period^
Actual	$1,000.00	$1,002.50	$3.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.21	$3.62
_________

^
The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, multiplied by 181/365 to reflect the one-half year period.

Absolute Shares Trust
Federal Tax Information
(Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

BullBear Value 3000 ETF	81.65%
BullBear Yield 3000 ETF	67.61%
BullBear Quality 3000 ETF	93.10%
Power Factor High Dividend ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2023 was as follows:

BullBear Value 3000 ETF	81.65%
BullBear Yield 3000 ETF	67.61%
BullBear Quality 3000 ETF	93.10%
Power Factor High Dividend ETF	100.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

BullBear Value 3000 ETF	0.00%
BullBear Yield 3000 ETF	0.00%
BullBear Quality 3000 ETF	0.00%
Power Factor High Dividend ETF	0.00%

Absolute Shares Trust

Information About the Portfolio Holdings

(Unaudited)

The Trust files its complete schedules of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. Furthermore, you may obtain Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are updated daily and posted on its website at www.wbietfs.com.

Information About Proxy Voting

(Unaudited)

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge, upon request, by calling toll-free at (800) 772-5810, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.wbietfs.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the period ending December 31 will be available by calling toll-free at (800) 772-5810 or by accessing the SEC’s website at www.sec.gov.

Information About the Funds’ Trustees

(Unaudited)

The SAI includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 772-5810, or by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.wbietfs.com.

Frequency Distributions of Premiums and Discounts

(Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.wbietfs.com.

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Absolute Shares Trust

Advisor
Millington Securities, LLC
331 Newman Springs Road, Suite 143
Red Bank, New Jersey  07701

Sub-Advisor
WBI Investments, LLC
331 Newman Springs Road, Suite 143
Red Bank, New Jersey  07701

Index Provider (WBIY only)
Solactive AG
Guiollettstraβe 54
60325 Frankfurt am Main, Germany

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101

Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Securities Lending Agent
U.S. Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, Minnesota  55402-7020

Independent Registered
Public Accounting Firm
KPMG LLP
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078

Legal Counsel
K&L Gates LLP
599 Lexington Avenue
New York, New York  10022

WBI BullBear Value 3000 ETF	WBIF
WBI BullBear Yield 3000 ETF	WBIG
WBI BullBear Quality 3000 ETF	WBIL
WBI Power Factor® High Dividend ETF	WBIY

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John A. Flanagan is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

WBI BullBear Value 3000 ETF	FYE 06/30/2023	FYE 06/30/2022
Audit Fees	$20,126	$18,034
Audit-Related Fees	N/A	N/A
Tax Fees	$6,800	$6,150
All Other Fees	N/A	N/A

WBI BullBear Yield 3000 ETF	FYE 06/30/2023	FYE 06/30/2022
Audit Fees	$20,126	$18,034
Audit-Related Fees	N/A	N/A
Tax Fees	$6,800	$6,150
All Other Fees	N/A	N/A

WBI BullBear Quality 3000 ETF	FYE 06/30/2023	FYE 06/30/2022
Audit Fees	$20,126	$18,034
Audit-Related Fees	N/A	N/A
Tax Fees	$6,800	$6,150
All Other Fees	N/A	N/A

WBI BullBear Power FactorTM High Dividend TF	FYE 06/30/2023	FYE 06/30/2022
Audit Fees	$19,126	$17,034
Audit-Related Fees	N/A	N/A
Tax Fees	$6,800	$6,150
All Other Fees	N/A	N/A

The WBI BullBear Global Income ETF and the WBI BullBear Trend Switch US 3000 Total Return ETF were liquidated on October 14, 2022. The audit fees for the year ended June 30, 2022 were $17,034 and $17,034, respectively. The tax fees for the year ended June 30, 2022 were $6,150 and $6,150, respectively.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2023	FYE 06/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 06/30/2023	FYE 06/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Andrew Putterman, Jude T. Depko, John A. Flanagan.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Absolute Shares Trust

By (Signature and Title)*    /s/Don Schreiber, Jr.
Don Schreiber, Jr., President and Principal Executive Officer

Date    September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Don Schreiber, Jr.
Don Schreiber, Jr., President and Principal Executive Officer

Date    September 5, 2023

By (Signature and Title)*    /s/Steven Van Solkema
Steven Van Solkema, Treasurer and Principal Financial Officer

Date    September 5, 2023

* Print the name and title of each signing officer under his or her signature.